UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21471
Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Opportunities for Capital Appreciation and Tax-Advantaged Distributions from a Portfolio of Value Equities and Senior Loans

Semi-Annual Report June 30, 2010

Nuveen Tax-Advantaged Total Return Strategy Fund JTA

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

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Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features management by two affiliates of Nuveen Investments. The Fund’s investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein, who serves as that firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon and Gunther talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2010.

What key strategies were used to manage the Fund during this reporting period?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to achieve this objective by investing primarily (at least 60% of its managed assets) in dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that may be eligible for favorable income taxation (Qualified Dividend Income or QDI). The Fund also invests to a more limited extent in preferred stocks that are eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments.

During the second half of the reporting period, there was a severe, negative change in the market and economic environment. The backdrop of economic growth/stability and market complacency experienced earlier this year was shattered in May and June as global equity markets fell sharply amidst concerns of recession and deflation. Unemployment rates in the U.S. and the world remained stubbornly high. Recent economic data indicates a slowdown was likely at hand, and worries about the global economy heading back into a recession abound. Positive equity markets and returns through April turned into losses given the double-digit declines experienced in May and June. Ten-year U.S. Treasury bonds, which declined earlier in the year as yields approached 4%, rallied in a stunning fashion and closed June with yields below 3%.

With this as the backdrop, we continued to employ an opportunistic, bottom-up strategy in the common and preferred equity portion of the Fund’s portfolio. Specifically, we

4	Nuveen Investments

focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to company balance sheets and cash flow statements, not just the income statements. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

We also continued to benefit from a change in the Fund’s investment policies. In February 2009, the Fund’s Board approved allowing NWQ to invest up to 5% of its portion of the Fund’s assets in emerging market equity securities. Shortly before, several Fund holdings had been reclassified as emerging market securities, and this change allowed the Fund to retain these positions.

In the senior loan and other debt portion of the Fund’s portfolio, we focused on macro, technical, and fundamental factors. While the market consensus is that fundamentals will remain stable for the next several quarters with below-average default rates and some level of growth in the economy, we will continue to look at the whole picture to assess risk. Beyond the next two years, in the second half of 2012 and 2013 the loan market will see significant maturities. How companies deal with this “wall” of maturities will be a function both of the environment as well as company-specific factors. Monitoring both will be critical to navigating the market, which we believe holds significant value for income-seeking investors who are concerned about rising interest rates. Regardless, floating rate senior loans should continue to play a critical role in the credit market as companies look to refinance, deleverage, or in some cases expand their businesses.

How did the Fund perform over this six-month period?

The performance of JTA, as well as a comparative benchmark and a general market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value
For periods ended 6/30/10

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for the Fund in this report.

1	The Comparative Benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns do not reflect the effects of any sales charges or management fees. It is not possible to invest directly in an index.

	6-Month	1-Year	5-Year
JTA	-5.03%	20.38%	-5.14%
Comparative Benchmark[1]	-4.94%	16.37%	0.73%
S&P 500 Index[2]	-6.65%	14.43%	-0.79%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, the common share total return on net asset value for the Fund underperformed its comparative benchmark, but outperformed the S&P 500 Index.

For the equity portion of the Fund, Biovail Corp., a specialty pharmaceutical that we added to the portfolio in May, rose sharply as the company agreed to merge with Valeant Pharmaceutical. The deal significantly expands the asset base for Biovail, thus reducing the risk of any single pipeline asset derailing its growth trajectory. Valeant brings with it a strong portfolio of growing pharmaceutical assets with extremely limited patent expiration risk.

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Our insurance investments MetLife Inc. and Genworth Financial Inc. outperformed, although the stocks were pressured late in the period on concerns that increased volatility in the equity markets and the sovereign debt crisis in Europe could have significant negative implications on capital and liquidity ratios. MetLife Inc. appreciated as the company announced the acquisition of American Life Insurance Co. (ALICO), which was AIG’s second largest foreign life insurance unit. The acquisition will transform MetLife–the number one life insurance company in the U.S.–into a global powerhouse. Shares of Genworth Financial Inc. rose on increasing confidence that the company’s operating results are turning the corner, especially in its domestic mortgage insurance business, which had been the largest source of concern for investors. Although mortgage delinquencies continue to rise, higher rescission rates, better pricing on new home sales, and signs of stabilization in the housing market are providing reasons for optimism.

Gold bullion hit a new nominal high above $1,250 per ounce during the period, spurred by the sovereign debt crisis and a flight to safety into gold on fears over the future of the European currency. Our gold mining equities benefited from the rising bullion price as well as stable input costs, particularly energy costs, which translated into higher margins. As a result, our gold equity holdings AngloGold Ashanti Ltd. and Barrick Gold Corp. contributed positive returns, outperforming the price of gold bullion. Barrick Gold posted record unit margins and operating cash flow for the first quarter, surpassing market expectations on production and unit costs. AngloGold continues to work though electricity and labor cost issues that have plagued its South African mines.

Several positions contributed negatively to the Fund’s performance. Our energy investments declined, given the weak outlook for natural gas and concerns about increased regulation and the cost of doing business given the tragic accident and oil spill that began in the Gulf of Mexico in the second quarter of 2010. Natural gas prices have been pressured this year due to rising gas rig counts, productivity gains, and a more sluggish recovery in demand than had originally been expected. Our energy investments are levered more towards international oil drilling activity (versus the domestic natural gas markets) where we believe the fundamentals are more attractive. Our energy holdings include Exxon Mobil Corp., Occidental Petroleum Corp., as well as foreign holdings Eni S.p.A. and Total S.A., where the ADR’s declined significantly more than their ordinary shares given the sharp decline in the Euro currency. None of our energy investments have a significant presence in the Gulf of Mexico.

Fears of potential pricing pressure in Europe as a result of fiscal tightening weighed on our large-cap pharmaceutical investments, an industry we have made significant purchases recently. Portfolio holdings include Amgen Inc., GlaxoSmithKline Plc, Merck & Co. Inc., Pfizer Inc., and Sanofi-Aventis. Large pharmaceutical companies generally operate with healthy margins, and we expect that the European governments may look towards these companies to help offset some of their budget deficits through increased taxes and/or price reductions.

Microsoft Corp. performed poorly in a weak technology sector. Microsoft reported better than expected earnings; however, its shares declined on investor concern that its product cycle may have peaked, removing a catalyst for the upward momentum in the stock price.

Throughout the reporting period, we added several positions to the Fund. One was a new position in Occidental Petroleum Corp., one of the largest integrated oil companies in the

6	Nuveen Investments

U.S. Occidental has a strong balance sheet, low cost structure, and one of the highest returns on capital employed in the industry with an asset base/project list that we believe should allow this to continue.

We also added to our health care investments with new positions in Amgen Inc. and Biovail Corp. Biovail is a specialty Canadian pharmaceutical with new management in place that is reinventing the company to target attractive niches in the specialty central nervous system (CNS) market such as Huntington’s and Parkinson’s disease, and Schizophrenia. We invested in Amgen as our valuation models suggests that downside risk should be limited due to the company’s strong cash flows, solid balance sheet, cost cutting opportunities, and future growth potential given its pipeline of new drugs.

Unum Group is also a new holding in the portfolio. Unum is the largest writer of disability income products in the U.S. and U.K. with an estimated 20% and 50%-plus market share, respectively. It is also a leading provider of supplemental health products such as group life, group long-term care, accidental death & dismemberment, and employer- and employee-paid benefits. Despite the economic and market turmoil that has wreaked havoc on other life insurers, Unum has continued to deliver steadily rising earnings.

We invested in freight railcar manufacturer Trinity Industries Inc. The company controls 40-45% of the railcar market, and also produces barges, highway products, and structural wind towers. Trinity’s operations have been severely impacted by the economic recession with the company’s earnings projected to be down at least 50% in 2010–among the worst in the industrial space. Given the negative short-term outlook, investors have priced in very low expectations, which provided an attractive risk reward opportunity as we believe the company is well-positioned to benefit as the economy recovers.

We eliminated several positions throughout the period including our investment in cable operator Comcast Corp. based on valuation. We also were disappointed in management’s decision to enter into a joint-venture with GE to own a majority stake in NBC Universal. AT&T Inc. was eliminated following the company’s successful restructuring efforts and concerns over slower growth in the wireless market. After initially reducing our investment in ConocoPhillips and investing in Occidental Petroleum, we eliminated the remaining position in ConocoPhillips. We believed the share price reflected the company’s current restructuring efforts and therefore had a less attractive risk/reward valuation. Also eliminated from the portfolio during the period were AEGON, Banco Santander S.A., Energias de Portugal S.A., and Reinsurance Group of America Inc.

The preferred market faced a number of large challenges during the reporting period, which negatively impacted the Fund’s performance. The issue of European sovereign credit risk, particularly surrounding Greece and its ability to service outstanding debts, caused spreads of Euro zone financial issuers to widen as investors scrambled to quantify the risk of a Greek default or restructuring on their portfolios. In the U.S., the market faced both financial reform legislation and the uncertainties such reform brought to bank profits and capital levels going forward, as well as the high profile investigations into the sub-prime mortgage dealings of several systemic financial institutions.

The insurance and banking sectors were particularly hard hit due to market uncertainties and outweighed the positive contributions of industrials, REITS, utilities and finance sectors.

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Our holdings of European financials Banco Santander, AEGON and Barclays suffered relative to our benchmark.

There are several other factors in play at this time in the preferred markets which likely will serve to make any potential gains for 2010 much more muted. First, the great credit spread normalization that began in March 2009 has pretty much run its course. Preferred yields and spreads versus U.S. Treasuries are much lower than they were then, and more in line with historical levels. Second, while yields have continued to decline due to the economy’s soft patch, the Federal Reserve has been reducing its stimulus measures and at some point late in 2011 may begin to raise short-term interest rates. The extent and timing of any such move will most likely have a negative effect on preferred returns. Third, the favorable tax treatment for Qualified Dividend Income is scheduled to expire at the end of this year. To the extent that Congress and the President work towards resolving this tax treatment of dividends issue, prices of tax-advantaged preferreds may experience some volatility.

The senior loan portion of the Fund performed relatively well, largely as a result of the higher quality profile of the Fund’s senior loan assets. Some of the higher quality names that did well during the period on a relative basis were Warner Chilcott and Reynolds Brands. Market performance over this period was mixed, with selling pressure focused primarily on “higher beta” names, which are often lower quality, have lower coupons, and are debt of companies which were targets of leveraged buyout offers in 2005-2007. We did not believe that these assets represented buying opportunities, and had relatively small amounts invested in these types of positions. However, these higher beta names represented roughly half of the secondary market and were difficult to completely avoid. During the reporting period, our exposure to issuers such as Univision and TXU hindered performance.

IMPACT OF THE FUND’S CAPITAL STRUCTURE AND LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to the comparative Index and benchmark was the Fund’s use of financial leverage, primarily through bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk–especially when market conditions are unfavorable. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Over this six-month period, the use of financial leverage contributed positively to the overall performance of the Fund.

RECENT EVENTS CONCERNING THE REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter

8	Nuveen Investments

documents. With the goal of lowering the relative cost of leverage over time for common shareholders and providing liquidity at par for preferred shareholders, the Fund sought to refinance all of its outstanding ARPS beginning shortly thereafter. The Fund completed this refinancing process during 2009 and since then has relied upon bank borrowings to create financial leverage.

In April and May 2010, 30 Nuveen leveraged closed-end funds, not including this Fund, received a demand letter from a law firm on behalf of a purported holder of common shares of each fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation.

Upon completion of its review, the Demand Committee found that it was not in the best interests of those funds or their shareholders to take the actions suggested in the demand letters and recommended that the full Board reject the demands made in the demand letter. After reviewing the findings and recommendations of the Demand Committee, the Board of Directors/Trustees for the funds unanimously adopted the Committee’s recommendation to reject the demands contained in the letters. At the time this report was produced, lawsuits pursuing claims made in the demand letter had been filed on behalf of shareholders of several funds, not including this Fund, against Nuveen Asset Management, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the various funds. Nuveen Investments and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. The funds believe that these lawsuits will not have a material effect on the funds or on Nuveen Asset Management’s ability to serve as investment adviser to the funds.

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Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. During the current reporting period, the Fund’s financial leverage contributed positively to common share income and common share net asset value price return.

The Fund has a managed distribution program. The goal of this program is to provide shareholders relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the

10	Nuveen Investments

shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2010. The distribution information is presented on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of 6/30/10 (Common Shares)	JTA
Inception date	1/27/04
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.16
From realized capital gains	0.16
Return of capital	0.16

Total per share distribution	$0.48

Annualized distribution rate on NAV	9.07%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	-5.03%
1-Year on NAV	20.38%
5-Year on NAV	-5.14%
Since inception on NAV	-1.37%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	-5.03%
1-Year on NAV	20.38%
5-Year on NAV	-4.85%
Since inception on NAV	-0.81%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

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Common Share Repurchases and Share Price Information

As of June 30, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

79,700	0.6%

During the six-month reporting period, the Fund did not repurchase any of its outstanding shares.

As of June 30, 2010, the Fund’s common share price was trading at a discount of -4.06% to its net asset value, compared with an average discount of -6.47% for the entire six-month period.

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JTA Performance OVERVIEW	Nuveen Tax-Advantaged Total Return Strategy Fund
as of June 30, 2010

Fund Snapshot
Common Share Price	$10.16

Common Share Net Asset Value	$10.59

Premium/(Discount) to NAV	-4.06%

Current Distribution Rate[1]	9.45%

Net Assets Applicable to Common Shares ($000)	$146,980

Portfolio Composition
(as a % of total investments)[2]
Insurance	15.4%

Pharmaceuticals	12.9%

Oil, Gas & Consumable Fuels	5.4%

Media	4.5%

Metals & Mining	4.3%

Hotels, Restaurants & Leisure	4.3%

Software	4.2%

Diversified Financial Services	4.1%

Aerospace & Defense	4.0%

Machinery	3.6%

Commercial Services & Supplies	2.8%

Electric Utilities	2.7%

Commercial Banks	2.6%

Tobacco	2.5%

Health Care Providers & Services	2.3%

Short-Term Investments	5.6%

Other	18.8%

Average Annual Total Return
(Inception 1/27/04)
	On Share Price	On NAV
6-Month (Cumulative)	-0.48%	-5.03%

1-Year	35.51%	20.38%

5-Year	-3.92%	-5.14%

Since Inception	-2.04%	-1.37%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	-0.48%	-5.03%

1-Year	35.51%	20.38%

5-Year	-3.15%	-4.85%

Since Inception	-1.60%	-0.81%

Portfolio Allocation (as a % of total investments)2

2009-2010 Distributions Per Common Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding investments in derivatives.
3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

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Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

JTA
Approval of the Board Members was reached as follows:
Common Shares
William C. Hunter
For	12,249,280
Withhold	798,036

Total	13,047,316

Judith M. Stockdale
For	12,226,968
Withhold	820,348

Total	13,047,316

Carole E. Stone
For	12,237,808
Withhold	809,508

Total	13,047,316

William J. Schneider
For	12,271,675
Withhold	775,641

Total	13,047,316

14	Nuveen Investments

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of INVESTMENTS
June 30, 2010 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 92.7% (67.7% of Total Investments)

	Aerospace & Defense – 5.4%

62,200	Lockheed Martin Corporation	$4,633,900
68,600	Raytheon Company	3,319,554

	Total Aerospace & Defense	7,953,454

	Biotechnology – 1.5%

43,000	Amgen Inc., (7)	2,261,800

	Commercial Banks – 1.9%

106,500	Wells Fargo & Company	2,726,400

	Commercial Services & Supplies – 3.1%

207,300	Pitney Bowes Inc.	4,552,308

	Communications Equipment – 3.0%

667,000	Motorola, Inc., (7)	4,348,840

	Containers & Packaging – 1.0%

69,800	Packaging Corp. of America	1,536,996

	Diversified Financial Services – 4.0%

1,546,500	Citigroup Inc., (7), (13)	5,814,840

	Diversified Telecommunication Services – 2.3%

121,300	Verizon Communications Inc.	3,398,826

	Food & Staples Retailing – 2.0%

151,500	Kroger Co.	2,983,035

	Household Products – 3.1%

74,600	Kimberly-Clark Corporation	4,522,998

	Industrial Conglomerates – 1.7%

175,000	General Electric Company	2,523,500

	Insurance – 19.1%

266,400	Genworth Financial Inc., Class A, (7), (13)	3,481,848
243,600	Hartford Financial Services Group, Inc.	5,390,868
72,500	Loews Corporation	2,414,975
136,900	MetLife, Inc.	5,169,344
231,344	Symetra Financial Corporation	2,776,128
119,600	Travelers Companies, Inc.	5,890,300
133,500	Unum Group	2,896,950

	Total Insurance	28,020,413

	Machinery – 4.5%

50,800	Caterpillar Inc.	3,051,556
75,000	Ingersoll Rand Company Limited, Class A	2,586,750
55,200	Trinity Industries Inc.	978,144

	Total Machinery	6,616,450

	Media – 0.0%

3,177	SuperMedia Inc., (7)	58,107

	Metals & Mining – 6.0%

82,000	AngloGold Ashanti Limited, Sponsored ADR, (13)	3,540,760
114,500	Barrick Gold Corporation	5,199,445

	Total Metals & Mining	8,740,205

	Oil, Gas & Consumable Fuels – 7.4%

87,000	Eni S.p.A., Sponsored ADR	3,179,850
28,000	Exxon Mobil Corporation	1,597,960
32,400	Occidental Petroleum Corporation	2,499,660
81,600	Total S.A., Sponsored ADR	3,642,624

	Total Oil, Gas & Consumable Fuels	10,920,094

Nuveen Investments	15

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Shares	Description (1)			Value
	Pharmaceuticals – 15.9%

189,500	Biovail Corporation			$3,645,980
94,500	GlaxoSmithKline PLC, ADR			3,213,945
185,500	Merck & Company Inc.			6,486,935
325,000	Pfizer Inc.			4,634,500
178,800	Sanofi-Aventis, ADR			5,374,728

	Total Pharmaceuticals			23,356,088

	Road & Rail – 1.6%

33,000	Union Pacific Corporation, (13)			2,293,830

	Software – 5.8%

338,600	CA Inc.			6,230,240
100,700	Microsoft Corporation			2,317,107

	Total Software			8,547,347

	Tobacco – 3.4%

109,400	Philip Morris International			5,014,896

	Total Common Stocks (cost $142,257,797)			136,190,427

Shares	Description (1)	Coupon	Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)

	Commercial Banks – 0.3%

500	Wells Fargo & Company, Convertible Bond	7.500%	A	$465,500

	Total Convertible Preferred Securities (cost $421,350)			465,500

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 6.5% (4.8% of Total Investments)

	Capital Markets – 0.7%

20,600	Credit Suisse	7.900%	A	$524,270
19,900	Deutsche Bank Capital Funding Trust V	8.050%	A	493,520
1,800	Goldman Sachs Group Inc.	6.200%	A–	42,030

	Total Capital Markets			1,059,820

	Commercial Banks – 1.2%

16,900	Banco Santander Finance	10.500%	A	450,554
5,000	Barclays Bank PLC	8.125%	A	122,500
25,000	Barclays Bank PLC	6.625%	A	508,500
1,000	HSBC Holdings PLC	8.000%	A+	25,219
22,500	PNC Financial Services, Series F	9.875%	A–	639,900

	Total Commercial Banks			1,746,673

	Consumer Finance – 0.5%

6,000	Heller Financial Inc.	6.687%	A+	580,125
5,000	HSBC Finance Corporation	6.360%	A	105,900

	Total Consumer Finance			686,025

	Electric Utilities – 2.1%

12,000	Connecticut Power & Light Company	4.960%	Baa3	532,500
24,000	Georgia Power Company	6.125%	A–	618,000
5,000	Gulf Power Company	6.450%	BBB+	510,371
16,200	Mississippi Power Company	5.250%	A	404,271
25,000	PPL Electric Utilities Corporation	6.250%	BBB	602,345
5,000	Southern California Edison Company	6.125%	Baa2	466,407

	Total Electric Utilities			3,133,894

	Insurance – 1.7%

10,000	Allianz SE	8.375%	A+	253,438
22,800	Arch Capital Group Limited	8.000%	BBB–	574,788
25,000	Endurance Specialty Holdings Limited	7.750%	BBB–	592,500

16	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Insurance (continued)

5,000	Principal Financial Group	5.563%		BBB	$413,281
28,500	Prudential PLC	6.750%		A–	658,065

	Total Insurance				2,492,072

	Multi-Utilities – 0.3%

5,400	Consolidated Edison Company of New York Inc.	5.000%		BBB	480,438

	Total $25 Par (or similar) Preferred Securities (cost $9,643,833)				9,598,922

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 29.2% (21.3% of Total Investments) (3)

	Chemicals – 0.6%

$897	Rockwood Specialties Group, Inc., Term Loan H	6.000%	5/15/14	Ba2	$897,802

	Commercial Services & Supplies – 0.7%

995	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	992,922

	Diversified Financial Services – 1.4%

2,000	MSCI Inc., Term Loan	4.750%	6/01/16	BB+	2,001,666

	Diversified Telecommunication Services – 0.6%

330	Intelsat, Tranche B2, Term Loan A	2.792%	1/03/14	BB–	306,353
330	Intelsat, Tranche B2, Term Loan B	2.792%	1/03/14	BB–	306,259
330	Intelsat, Tranche B2, Term Loan C	2.792%	1/03/14	BB–	306,259

990	Total Diversified Telecommunication Services				918,871

	Electric Utilities – 1.6%

777	Dynegy Holdings, Inc., Delayed Term Loan	4.100%	4/02/13	Ba2	727,528
216	Dynegy Holdings, Inc., Term Loan	4.100%	4/02/13	Ba2	201,898
1,945	TXU Corporation, Term Loan B2	3.975%	10/10/14	B+	1,442,947

2,938	Total Electric Utilities				2,372,373

	Food Products – 0.9%

1,300	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	1,303,453

	Health Care Providers & Services – 3.2%

97	Community Health Systems, Inc., Delayed Term Loan	2.788%	7/25/14	BB	90,781
1,892	Community Health Systems, Inc., Term Loan	2.788%	7/25/14	BB	1,769,399
955	Quintiles Transnational Corporation, Term Loan B	2.471%	3/31/13	BB	918,472
1,946	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/15	BB	1,938,869

4,890	Total Health Care Providers & Services				4,717,521

	Hotels, Restaurants & Leisure – 5.8%

2,000	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba2	1,857,500
642	CBRL Group, Inc., Term Loan B1	1.850%	4/27/13	BB–	625,126
24	CBRL Group, Inc., Term Loan B2	1.850%	4/26/13	BB–	23,767
994	Reynolds Group Holdings, Inc., US Term Loan	6.250%	11/05/15	BB–	989,278
1,990	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	1,989,067
89	Travelport LLC, Letter of Credit	3.033%	8/23/13	Ba3	83,725
445	Travelport LLC, Term Loan	2.811%	8/23/13	Ba3	417,269
588	Venetian Casino Resort LLC, Delayed Term Loan	2.100%	5/23/14	B–	521,278
2,328	Venetian Casino Resort LLC, Term Loan	2.100%	5/23/14	B–	2,063,837

9,100	Total Hotels, Restaurants & Leisure				8,570,847

	Industrial Conglomerates – 0.5%

747	CF Industries, Inc., Term Loan	4.500%	4/05/15	BBB	748,947

	Insurance – 0.3%

498	Conseco, Inc., Term Loan	7.500%	10/10/13	B2	482,560

	IT Services – 2.4%

1,945	First Data Corporation, Term Loan B1	3.097%	9/24/14	B+	1,640,553
1,991	SunGard Data Systems, Inc., Term Loan B	2.100%	2/28/14	BB	1,878,848

3,936	Total IT Services				3,519,401

Nuveen Investments	17

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Machinery – 0.5%

$693	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	$692,184

	Media – 6.1%

1,910	Charter Communications Operating Holdings LLC, Term Loan C	3.790%	9/06/16	BB+	1,783,051
235	Charter Communications Operating Holdings LLC, Term Loan	2.350%	3/06/14	BB+	218,637
298	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	291,547
2,000	Mediacom Broadband LLC, Tranche F, Term Loan	4.500%	10/23/17	N/R	1,910,500
958	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (10)	18.500%	4/09/12	N/R	436,934
286	Nielsen Finance LLC, Term Loan A	2.350%	8/09/13	Ba3	269,786
609	Nielsen Finance LLC, Term Loan B	4.100%	5/02/16	Ba3	587,317
722	SuperMedia, Term Loan	8.000%	12/31/15	B–	621,173
1,475	Tribune Company, Term Loan B, (5), (6)	3.000%	6/04/14	Ca	901,963
341	Tribune Company, Term Loan X, (5), (6)	2.750%	N/A	Ca	206,791
1,987	Univision Communications, Inc., Term Loan	2.597%	9/29/14	B2	1,672,991

10,821	Total Media				8,900,690

	Pharmaceuticals – 1.7%

1,248	Mylan Laboratories, Inc., Term Loan	3.754%	10/02/14	BB+	1,240,372
177	Warner Chilcott Corporation, Add on Term Loan	5.750%	4/30/15	BB+	177,032
483	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	482,809
228	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	227,349
379	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	378,577

2,515	Total Pharmaceuticals				2,506,139

	Real Estate Management & Development – 0.8%

1,150	LNR Property Corporation, Term Loan B	7.750%	7/12/11	CCC	1,112,615

	Road & Rail – 1.1%

1,731	Swift Transportation Company, Inc., Term Loan	8.250%	5/12/14	B–	1,606,336

	Textiles, Apparel & Luxury Goods – 0.5%

720	Phillips-Van Heusen Corporation, Tommy Hilfiger B.V., U.S. Tranche B, Term Loan	4.750%	5/06/16	BBB	721,350

	Trading Companies & Distributors – 0.5%

116	Brenntag Holdings GmbH & Co. KG, Acquisition Facility	4.070%	1/20/14	BBB–	114,691
666	Brenntag Holdings GmbH & Co. KG, Facility B2	4.078%	1/20/14	BBB–	659,118

782	Total Trading Companies & Distributors				773,809

$46,703	Total Variable Rate Senior Loan Interests (cost $46,183,551)				42,839,486

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 0.5% (0.4% of Total Investments)

	Commercial Banks – 0.2%

250	Wells Fargo & Company, Series K	7.980%	N/A (11)	A–	$258,750

	Diversified Financial Services – 0.3%

500	JPMorgan Chase & Company	7.900%	N/A (11)	A	517,050

	Total Capital Preferred Securities (cost $687,673)				775,800

18	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 7.7% (5.6% of Total Investments)

$11,344	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10,	0.000%	7/01/10	$11,343,903
	repurchase price $11,343,903, collateralized by: $6,985,000 U.S. Treasury
	Notes, 2.500%, due 6/30/17, value $6,958,806 and $4,580,000 U.S. Treasury
	Notes, 1.500%, due 12/31/13, value $4,620,075

	Total Short-Term Investments (cost $11,343,903)			11,343,903

	Total Investments (cost $210,538,107) – 136.9%			201,214,038

	Borrowings – (35.8)% (8), (9)			(52,600,000)

	Other Assets Less Liabilities – (1.1)%			(1,634,130)

	Net Assets Applicable to Common Shares – 100%			$146,979,908

Investments in Derivatives

Call Options Written at June 30, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (12)	Date	Price	Value
	Call Options Written
(820)	Anglogold Ashanti Limited	$(3,280,000)	10/16/10	$40.0	$(426,400)
(7,320)	Citigroup Inc.	(2,928,000)	9/18/10	4.0	(172,020)
(2,664)	Genworth Financial Inc.	(4,528,800)	9/18/10	17.0	(63,936)
(330)	Union Pacific Corporation	(2,475,000)	8/21/10	75.0	(51,975)

(11,134)	Total Call Options Written (premiums recieved $1,193,024)	$(13,211,800)			$(714,331)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	At or subsequent to June 30, 2010, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(8)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2010, investments with a value of $107,513,110 have been pledged as collateral for Borrowings.
(9)	Borrowings as a percentage of Total Investments is 26.1%.
(10)	The Fund’s Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.
(11)	Perpetual secutity. Maturity date is not applicable.
(12)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(13)	Investment, or portion of investment, has been pledged as collateral for call options written.
N/A	Not applicable.
N/R	Not rated.
ADR	American Depositary Receipt.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
June 30, 2010 (Unaudited)

Assets
Investments, at value (cost $210,538,107)	$201,214,038
Receivables:
Dividends	338,840
Interest	206,031
Investments sold	1,283,563
Reclaims	87,807
Other assets	47,152

Total assets	203,177,431

Liabilities
Borrowings	52,600,000
Call options written, at value (premiums received $1,193,024)	714,331
Payable for common share dividends	2,651,808
Accrued expenses:
Interest on borrowings	4,544
Management fees	122,532
Other	104,308

Total liabilities	56,197,523

Net assets applicable to Common shares	$146,979,908

Common shares outstanding	13,878,567

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$10.59

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,786
Paid-in surplus	260,321,948
Undistributed (Over-distribution of) net investment income	(5,381,713)
Accumulated net realized gain (loss)	(99,253,737)
Net unrealized appreciation (depreciation)	(8,845,376)

Net assets applicable to Common shares	$146,979,908

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $115,051)	$2,577,000
Interest	44,813

Total investment income	2,621,813

Expenses
Management fees	940,009
Shareholders’ servicing agent fees and expenses	533
Interest expense on borrowings	359,385
Custodian’s fees and expenses	33,567
Trustees’ fees and expenses	4,643
Professional fees	14,472
Shareholders’ reports – printing and mailing expenses	41,224
Stock exchange listing fees	4,507
Investor relations expense	14,844
Other expenses	4,589

Total expenses before custodian fee credit and expense reimbursement	1,417,773
Custodian fee credit	(53)
Expense reimbursement	(184,332)

Net expenses	1,233,388

Net investment income	1,388,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,879,833
Call options written	(723,124)
Change in net unrealized appreciation (depreciation) of:
Investments	(12,564,522)
Call options written	257,371

Net realized and unrealized gain (loss)	(9,150,442)

Net increase (decrease) in net assets applicable to Common shares from operations	$(7,762,017)

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	6/30/10	12/31/09
Operations
Net investment income	$1,388,425	$5,579,569
Net realized gain (loss) from:
Investments	3,879,833	(21,963,005)
Call options written	(723,124)	–
Change in net unrealized appreciation (depreciation) of:
Investments	(12,564,522)	60,072,275
Call options written	257,371	221,322
Distributions to FundPreferred shareholders:
From net investment income	–	(320,130)

Net increase (decrease) in net assets applicable to Common shares from operations	(7,762,017)	43,590,031

Distributions to Common Shareholders
From and in excess of net investment income	(6,661,712)	–
From net investment income	–	(5,252,314)
Return of capital	–	(7,706,848)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,661,712)	(12,959,162)

Capital Share Transactions
Common shares repurchased and retired	–	(773,627)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	–	(773,627)

Net increase (decrease) in net assets applicable to Common shares	(14,423,729)	29,857,242
Net assets applicable to Common shares at the beginning of period	161,403,637	131,546,395

Net assets applicable to Common shares at the end of period	$146,979,908	$161,403,637

Undistributed (Over-distribution of) net investment income at the end of period	$(5,381,713)	$(108,426)

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of CASH FLOWS
Six Months Ended June 30, 2010 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(7,762,017)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(39,871,342)
Proceeds from sales and maturities of investments	51,857,000
Proceeds from (Purchases of) short-term investments, net	(8,901,564)
Cash paid for terminated and expired call options written	(1,199,146)
Premiums received for call options written	1,193,024
Amortization (Accretion) of premiums and discounts, net	(42,144)
(Increase) Decrease in receivable for dividends	15,795
(Increase) Decrease in receivable for interest	97,967
(Increase) Decrease in receivable for investments sold	(1,121,970)
(Increase) Decrease in receivable for reclaims	(9,584)
(Increase) Decrease in other assets	(6,958)
Increase (Decrease) in payable for investments purchased	(180,966)
Increase (Decrease) in accrued interest on borrowings	(1,027)
Increase (Decrease) in accrued management fees	3,793
Increase (Decrease) in accrued other liabilities	(23,102)
Net realized (gain) loss from investments	(3,879,833)
Net realized (gain) loss from call options written	723,124
Net realized (gain) loss from paydowns	890,550
Change in net unrealized (appreciation) depreciation of investments	12,564,522
Change in net unrealized (appreciation) depreciation of call options written	(257,371)

Net cash provided by (used in) operating activities	4,088,751

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(78,847)
Cash distributions paid to Common shareholders	(4,009,904)

Net cash provided by (used in) financing activities	(4,088,751)

Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—

Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the six months ended June 30, 2010, was $360,412.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that may be eligible for favorable federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”). The Fund also invests, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends. The qualified dividend income provisions of the tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.”

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans and derivative instruments are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Like most fixed income instruments, the senior loans in which the Funds invest are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

24	Nuveen Investments

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding when-issued/delayed delivery purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2010, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2010, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

Fund Notes
The Fund is authorized to issue Series F FundNotes. The Fund did not have any FundNotes issued or outstanding during the six months ended June 30, 2010.

FundPreferred Shares
The Fund is authorized to issue FundPreferred shares. As of December 31, 2009, the Fund redeemed all $45,000,000 of its outstanding FundPreferred shares, at liquidation value.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage this and other possible risks. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on the closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not purchase put or call options during the six months ended June 30, 2010. The average notional amount of call options written during the six months ended June 30, 2010, was $(9,939,867). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

26	Nuveen Investments

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$136,190,427	$–	$–	$136,190,427
Preferred Securities*	6,680,736	4,159,486	–	10,840,222
Variable Rate Senior Loan Interests	–	42,839,486	–	42,839,486
Short-Term Investments	11,343,903	–	–	11,343,903
Derivatives:
Call Options Written	(714,331)	–	–	(714,331)

Total	$153,500,735	$46,998,972	$–	$200,499,707

*	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$714,331

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(723,124)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$257,371

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/10	12/31/09
Common shares repurchased and retired	–	(79,700)

Weighted average:
Price per Common share repurchased and retired	$–	$9.69
Discount per Common share repurchased and retired	–	13.97%

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/10		12/31/09
	Shares	Amount	Shares	Amount
FundPreferred Series W shares redeemed	N/A	N/A	1,154	$28,850,000

N/A – The Fund redeemed all $45,000,000 of its outstanding FundPreferred shares as of December 31, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2010, aggregated $39,871,342 and $51,857,000, respectively.

Transactions in call options written during the six months ended June 30, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	2,830	$476,022
Options written	11,134	1,193,024
Options terminated in closing purchase transactions	(2,664)	(448,100)
Options exercised	(166)	(27,922)

Outstanding, end of period	11,134	$1,193,024

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

28	Nuveen Investments

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), determined on a federal income tax basis, were as follows:

Cost of investments	$213,670,831

Gross unrealized:
Appreciation	$16,655,979
Depreciation	(29,112,772)

Net unrealized appreciation (depreciation) of investments	$(12,456,793)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$5,573,750
Distributions from net long-term capital gains	–
Return of capital	7,706,848

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2009, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$67,127,564
December 31, 2017	32,157,951

Total	$99,285,515

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks including American Depositary Receipts (“ADRs”) and the Fund’s call option strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2004*	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2010, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At June 30, 2010, there were no such outstanding participation commitments.

30	Nuveen Investments

9.	Borrowing Arrangements
The Fund has entered into a $60 million prime brokerage facility with BNP Paribas Prime Brokerage, Inc. Amounts drawn on the facility are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of June 30, 2010, the Fund’s outstanding balance on this facility was $52.6 million. For the six months ended June 30, 2010, the average daily balance outstanding and average interest rate on these borrowings were $52.6 million and 1.38%, respectively.

In order to maintain the facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance. Interest expense incurred on the borrowed amount and undrawn balance are recognized as “Interest expense on borrowings” on the Statement of Operations.

10.	New Accounting Pronouncements

On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	31

Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions								Discount	Offering
				from Net	Distributions		Net					from	Costs
	Beginning		Net	Investment	from Capital		Investment		Capital	Return of		Common	and		Ending
	Common		Realized/	Income to	Gains to		Income to		Gains to	Capital to		Shares	FundPreferred		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common		Common	Common		Repurchased	Share		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-		Share-	Share-		and	Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders(c)	holders(c)	Total	holders		holders	holders	Total	Retired	Discounts		Value	Value
Year Ended 12/31:
2010(h)	$11.63	$.10	$(.66)	$–	$–	$(0.56)	$(.48	)***	$–	$–	$(.48)	–	$–		$10.59	$10.16
2009	9.42	.40	2.75	(.02)	–	3.13	(.38)		–	(.55)	(.93)	.01	–		11.63	10.66
2008	23.54	.77	(13.06)	(.12)	–	(12.41)	(.70)		(.21)	(.80)	(1.71)	–	–		9.42	7.58
2007	25.98	.90	(1.22)	(.05)	(.11)	(.48)	(.82)		(1.14)	–	(1.96)	–	–		23.54	21.81
2006	22.33	.89	4.48	(.05)	(.09)	5.23	(.88)		(.70)	–	(1.58)	–	–	*	25.98	27.09
2005	21.54	.83	1.76	(.05)	(.05)	2.49	(.78)		(.91)	–	(1.69)	–	(.01)		22.33	21.37

	FundNotes at End of Period			FundPreferred Shares at End of Period			Borrowings at End of Period
		Average Market	Asset
	Aggregate	Value Per	Coverage Per	Aggregate	Liquidation		Aggregate
	Amount	$25,000 of	$1,000 of	Amount	and Market	Asset	Amount	Asset
	Outstanding	Principal	Principal	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Amount	Amount	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010(h)	$–	$–	$–	$–	$–	$–	$52,600	$3,794
2009	–	–	–	–	–	–	52,600	4,069
2008	–	–	–	28,850	25,000	138,992	35,000	5,583
2007	78,000	25,000	5,789	45,000	25,000	207,531	33,000	14,684
2006	78,000	25,000	6,202	45,000	25,000	225,411	33,000	15,659
2005	78,000	25,000	5,544	45,000	25,000	196,918	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010(h)	N/A
2009	N/A
2008	N/A
2007	$0.21
2006	.33
2005	N/A

(c)	The amounts shown are based on Common share equivalents.

32	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets				Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares				Applicable to Common Shares
	Share	Net Assets	Before Reimbursement(e)				After Reimbursement(e)(f)
Based on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value(d)	Value(d)	Shares (000)	Expenses		Income		Expenses		Income		Rate

(.48)%	(5.03)%	$146,980	1.78	%**	1.51	%**	1.55	%**	1.74	%**	19%
56.47	35.50	161,404	1.86		3.71		1.53		4.04		55
(60.54)	(55.29)	131,546	3.74		4.03		3.24		4.53		24
(12.99)	(2.38)	328,557	3.10		2.99		2.64		3.45		25
35.52	24.19	360,740	2.79		3.28		2.34		3.73		25
20.00	11.93	309,452	2.26		3.36		1.81		3.81		26

(d)
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2010(h)	N/A	(.48)%	(5.03)%
2009	N/A	56.47	35.50
2008	N/A	(60.54)	(55.29)
2007	December 31	(12.18)	(1.54)
2006	December 29	37.15	25.75
2005	N/A	20.00	11.93

(e)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, FundNotes and/or borrowings, where applicable.

• Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings as follows:

	Ratios of FundNotes Interest Expense to	Ratios of Borrowings Interest Expense to
	Average Net Assets Applicable to Common Shares	Average Net Assets Applicable to Common Shares(g)
Year Ended 12/31:
2010(h)	–%	.45	%**
2009	–	.44
2008	1.12	1.00
2007	1.11	.51
2006	1.11	.23
2005	.80	–

(f)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	Borrowing Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.
(h)	For the six months ended June 30, 2010.
N/A	Not applicable for the six months ended June 30, 2010. The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008 and December 31, 2005.

*	Rounds to less than $.01 per share.
**	Annualized.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2010.

See accompanying notes to the financial statements.

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Symphony Asset Management LLC (“Symphony” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage

34	Nuveen Investments

management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in 2009 and 2010 and Symphony in 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent Board Members

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process (continued)

also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. Although the Fund lagged its peers over various periods, the Board noted the differences with the Performance Peer Group and that the Fund outperformed its benchmark in the one-year period.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net management fee and/or net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to

36	Nuveen Investments

Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (continued)

that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that NWQ’s profitability may be lower if it were required to pay for this research with hard dollars. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

38	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	39

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

40	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	41

Notes

42	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	43

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-C-0610D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund
By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2010